UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2021

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, $0.10 par value	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 16, 2021, Capstead Mortgage Corporation, a Maryland corporation (“Capstead”), issued a press release (the “Press Release”) announcing that its board of directors has: (i) declared a dividend on Capstead’s common stock, par value $0.01 per share, in the amount of $0.0725 per share, payable on October 15, 2021, to stockholders of record as of September 30, 2021; and (ii) declared a dividend on Capstead’s 7.50% Series E Cumulative Redeemable Preferred Stock, $0.10 par value per share, in the amount of $0.46875 per share, payable on October 15, 2021, to stockholders of record as of September 30, 2021.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.

Exhibit 99.1 Press Release, dated September 16, 2021, issued by Capstead Mortgage Corporation.

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction contemplated by the Agreement and Plan of Merger, dated as of July 25, 2021, by and among Benefit Street Partners Realty Trust, Inc., a Maryland corporation (“BSPRT”), Rodeo Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of BSPRT (“Merger Sub”), Capstead and, solely for the purposes set forth therein, Benefit Street Partners L.L.C., a Delaware limited liability company, pursuant to which, subject to the terms and conditions therein, Capstead will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such transaction, the “Merger”), BSPRT has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-258947), which was declared effective by the SEC on September 3, 2021. The registration statement includes a prospectus of BSPRT and a proxy statement of Capstead. Capstead and BSPRT also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF CAPSTEAD AND BSPRT ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAPSTEAD, BSPRT, THE PROPOSED MERGER AND RELATED MATTERS. Stockholders of BSPRT and Capstead may obtain free copies of the registration statement, the proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Capstead or BSPRT on the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Copies of documents filed with the SEC by BSPRT are available free of charge on BSPRT’s website at http://bsprealtytrust.com/investorrelations.

Participants in the Solicitation Relating to the Merger

Capstead, BSPRT and their respective directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the stockholders of Capstead in connection with the proposed Merger. Information regarding Capstead and its directors and executive officers and their ownership of common stock of Capstead can be found in Capstead’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 1, 2021. Information regarding BSPRT and its directors and executive officers and their ownership of common stock of BSPRT can be found in BSPRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 8, 2021. Additional information regarding the interests of such individuals in the Merger is included in the proxy statement/prospectus relating to the Merger filed with the SEC on September 7, 2021. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on various assumptions (some of which are beyond Capstead’s control), may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Actual results could differ materially from those indicated in these forward-looking statements due to a variety of factors, including, without limitation, fluctuations in interest rates, the availability of suitable qualifying investments, changes in mortgage prepayments, the availability and terms of financing, changes in market conditions as a result of federal corporate and individual tax law changes, changes in legislation or regulation affecting the mortgage and banking industries or Fannie Mae, Freddie Mac or Ginnie Mae securities, the availability of new investment capital, the liquidity of secondary markets and funding markets, Capstead’s ability to maintain its qualification as a REIT for U.S. federal tax purposes, Capstead’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended, other changes in general economic conditions, the risk that the proposed Merger will not be consummated within the expected time period or at all, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, the failure to satisfy the conditions to the consummation of the proposed Merger, including the approval of the stockholders of Capstead, fluctuations in the adjusted book value per share of both Capstead and BSPRT, risks related to the disruption of management’s attention from ongoing business operations due to the proposed Merger, the effect of the announcement of the proposed Merger on Capstead’s operating results and business generally and the outcome of any legal proceedings relating to the Merger. Capstead’s Annual Report on Form 10-K, the proxy statement/prospectus and other SEC filings discuss the most significant risk factors that may affect Capstead’s business, results of operations and financial condition and the proposed Merger, copies of which are available on the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are also available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Forward-looking statements are based upon Capstead’s current expectations and speak only as of the date the statement is made and Capstead undertakes no obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events, changes in assumptions or circumstances or otherwise. Accordingly, readers of this Current Report on Form 8-K are cautioned not to place undue reliance on any forward-looking statements included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

Date: September 16, 2021	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch President and Chief Executive Officer